UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2004

SEMOTUS SOLUTIONS, INC.

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(Exact Name of Registrant as Specified in its Charter)

Nevada 0-21069 36-3574355

(State or other jurisdiction of (Commission (I.R.S. Employer incorporation or organization) File Number) Identification No.)

16400 Lark Ave., Suite 230 Los Gatos, CA 95032

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(Address of Principal Executive Offices) (Zip Code)

(408) 358-7100

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(Registrant's Telephone Number, including area code)

ITEM 5. OTHER EVENTS.

Pursuant to Rule 135c of the Securities Act of 1933, a press release with respect to a private placement offering is appended to this Form 8-K Current Report as exhibit 99.1.

ITEM 7. Financial Statements and Exhibits.
    The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------
99.1	Press Release of Semotus Solutions, Inc. dated January 26, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEMOTUS SOLUTIONS, INC.

Date: January 26, 2004
By: /s/ Anthony N. LaPine
Anthony N. LaPine,
President and Chief Executive Officer